UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2026

Disciplined Growth Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43314	98-1913742
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

169 Rockaway Avenue

Garden City, New York 11530

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (516) 550-4122

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	DGACU	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	DGAC	The New York Stock Exchange
Rights, each right entitling the holder to receive one-fourth (1/4) of one Class A ordinary share upon the consummation of the initial business combination	DGACR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On May 28, 2026, Disciplined Growth Acquisition Corporation (the “Company”) consummated its initial public offering (“IPO”) of 15,000,000 units (the “Units”) at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one right to receive one-fourth (1/4) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination. The underwriters have a 45-day option to purchase up to an additional 2,250,000 units to cover over-allotments, if any.

Simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 345,000 Units (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $3,450,000.

A total of $150,750,000, or $10.05 per Unit, comprised of the net proceeds from the IPO and the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Odyssey Transfer and Trust Company, acting as trustee.

An audited balance sheet as of May 28, 2026, reflecting the receipt of the proceeds from the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of May 28, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCIPLINED GROWTH ACQUISITION CORPORATION

	By:	/s/ Robert Wotczak
		Name:	Robert Wotczak
		Title:	Chief Executive Officer
Dated: June 3, 2026

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